Leases - Schedule of Finance Lease (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Finance lease
Computer equipment	¥ 40,882	$ 6,265	¥ 20,334
Accumulated depreciation	(11,434)	(1,752)	(1,212)
Computer equipment, net	29,448	4,513	19,122
Finance lease liabilities, current portion	17,767	2,723	6,684
Finance lease liabilities	11,513	1,764	10,348
Total finance lease liabilities	¥ 29,280	$ 4,487	¥ 17,032